Exhibit 99

MASCO DELIVERS OPERATING GROWTH IN SECOND QUARTER 2014

Key Highlights

•                  Sales increased 5 percent to $2.3 billion

•                  Adjusted operating profit margin increased to 11 percent

•                  Adjusted operating profit grew by 21 percent

•                  Adjusted EPS grew 39 percent to $.32 per common share

TAYLOR, Mich. (July 28, 2014) — Masco Corporation (NYSE: MAS) delivered sales and operating profit growth in the second quarter of 2014 driven primarily by the Plumbing Products, Installation and Other Services and Decorative Architectural Products segments.  Increased international sales were strengthened by the plumbing businesses benefitting from an improving European economic landscape and strong operational performance. Adjusted operating profit margin rose to 11 percent, reflecting the company’s strong operating leverage and focused cost control.

2014 Second Quarter Commentary

•                  Net sales from continuing operations increased 5 percent to $2.3 billion, compared with $2.1 billion for second quarter 2013.  North American sales increased 4 percent and international sales increased 9 percent in U.S. dollars and 2 percent in local currency

•                  Compared to second quarter 2013, results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, were as follows:

•                  Gross margins improved to 29.2 percent compared to 28.9 percent

•                  Operating margins improved to 11.0 percent compared to 9.6 percent

•                  Income from continuing operations was $0.32 per common share compared to $0.23 per common share

•                  Income from continuing operations, as reported, was $.39 per common share compared to $.23 per common share in the second quarter of 2013

•                  Liquidity at the end of the second quarter was approximately $1.4 billion

2014 Second Quarter Operating Segment Highlights

•                  Plumbing Products’ net sales increased 6 percent, fueled by growth in all channels and international

•                  Decorative Architectural Products’ net sales increased 5 percent, driven by new products and programs

•                  Cabinets and Related Products’ net sales decreased 5 percent, as a mid-single-digit percentage increase in sales to dealers was more than offset by lower sales to home centers

•                  Installation and Other Services’ net sales increased 8 percent, driven by growth in new home construction, commercial, and distribution channels

•                  Other Specialty Products’ net sales increased 11 percent, led by a strong performance from our North American window business

“We delivered a solid second quarter marked by revenue growth and strong profitability,” said Masco’s President and CEO, Keith Allman. “Our focus on our key priorities which include growing share of our market-leading brands, accelerating our customer-focused innovation pipeline, further penetrating

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international markets and driving operational leverage through cost containment, was demonstrated in our performance despite a more moderate housing recovery.”

Outlook

“As we move into the third quarter we continue to see growing demand for our products and services across our end markets. Our outlook remains positive with the belief that new home construction and repair and remodel activity will show steady growth in 2014. We believe we are well positioned to grow our key brands and to gain market share in this environment. While there is pent-up demand for high ticket items such as cabinets, we expect that this category will continue to lag in the short term compared to other segments as consumers defer discretionary high ticket expenditures. We remain committed to realizing the full potential of our core businesses, leveraging opportunities across our portfolio and actively managing the portfolio to drive long-term shareholder value.”

About Masco

Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.

The 2014 second quarter supplemental material, including a presentation in PDF format, is available on the Company’s website at www.masco.com.

Conference Call Details

A conference call regarding items contained in this release is scheduled for Tuesday, July 29, 2014 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (855) 226-2726 (855-22MASCO) and from outside the U.S. at (706) 679-3614. Please use the conference identification number 63079982. The conference call will be webcast simultaneously and in its entirety through the Company’s website. Shareholders, media representatives and others interested in Masco may participate in the webcast by registering through the Investor Relations section on the Company’s website.

A replay of the call will be available on Masco’s website or by phone by dialing (855) 859-2056 and from outside the U.S. at (404) 537-3406. Please use the conference identification number 63079982. The telephone replay will be available approximately two hours after the end of the call and continue through August 12, 2014.

Safe Harbor Statement

Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “should,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” “forecast,” and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.  We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, uncertainty in the international economy, shifts in consumer preferences and purchasing practices, our ability to improve our underperforming businesses, and our ability to maintain our competitive position in our industries. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q

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and in other filings we make with the Securities and Exchange Commission. Our forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.

The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.

Investor Contact

Irene Tasi

Director — Investor Relations

313.792.5500

irene_tasi@mascohq.com

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MASCO CORPORATION

Condensed Consolidated Statements of Operations - Unaudited

For the Three Months and Six Months Ended June 30, 2014 and 2013

(in millions, except per common share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net sales	$2,260	$2,149	$4,225	$4,025
Cost of sales	1,599	1,540	3,017	2,908
Gross profit	661	609	1,208	1,117

Selling, general and administrative expenses	421	421	816	797
Operating profit	240	188	392	320

Other income (expense), net	(50)	(56)	(109)	(103)
Income from continuing operations before income taxes	190	132	283	217

Income tax expense	37	39	42	53
Income from continuing operations	153	93	241	164

Loss from discontinued operations, net	(1)	(5)	(3)	(14)
Net income	152	88	238	150

Less: Net income attributable to noncontrolling interest	13	10	25	19
Net income attributable to Masco Corporation	$139	$78	$213	$131

Income per common share attributable to Masco Corporation (diluted):
Income from continuing operations	$0.39	$0.23	$0.60	$0.40
Loss from discontinued operations, net	—	(0.01)	(0.01)	(0.04)
Net income	$0.39	$0.22	$0.59	$0.36

Average diluted common shares outstanding	352	352	353	352

Amounts attributable to Masco Corporation:
Income from continuing operations	$140	$83	$216	$145
Loss from discontinued operations, net	(1)	(5)	(3)	(14)
Net income attributable to Masco Corporation	$139	$78	$213	$131

MASCO CORPORATION

Exhibit A: Reconciliations - Unaudited

For the Three Months and Six Months Ended June 30, 2014 and 2013

(in millions, except per common share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Gross Profit and Operating Profit Reconciliations

Net sales	$2,260	$2,149	$4,225	$4,025

Gross profit, as reported	$661	$609	$1,208	$1,117

Rationalization charges	—	11	4	17

Gross profit, as adjusted	$661	$620	$1,212	$1,134

Gross margin, as reported	29.2%	28.3%	28.6%	27.8%
Gross margin, as adjusted	29.2%	28.9%	28.7%	28.2%

Operating profit, as reported	$240	$188	$392	$320

Rationalization charges	9	18	14	26

Operating profit, as adjusted	$249	$206	$406	$346

Operating margin, as reported	10.6%	8.7%	9.3%	8.0%
Operating margin, as adjusted	11.0%	9.6%	9.6%	8.6%

Earnings Per Common Share Reconciliation

Income from continuing operations before income taxes, as reported	$190	$132	$283	$217

Rationalization charges	9	18	14	26
Gains from financial investments, net	(3)	(5)	(4)	(8)
Earnings from equity investments, net	—	(1)	(2)	(7)
Income from continuing operations before income taxes, as adjusted	196	144	291	228

Tax at 36% rate	(71)	(52)	(105)	(82)

Less: Net income attributable to noncontrolling interest	13	10	25	19

Net income, as adjusted	$112	$82	$161	$127

Income per common share, as adjusted	$0.32	$0.23	$0.46	$0.36

Average diluted common shares outstanding	352	352	353	352

MASCO CORPORATION

Condensed Consolidated Balance Sheets and

Other Financial Data - Unaudited

(dollars in millions)

	June 30,	December 31,
Balance Sheet	2014	2013
Assets
Current Assets:
Cash and cash investments	$1,195	$1,223
Short-term bank deposits	228	321
Receivables	1,306	1,004
Inventories	894	765
Prepaid expenses and other	160	155
Total Current Assets	3,783	3,468

Property and equipment, net	1,216	1,252
Goodwill	1,902	1,903
Other intangible assets, net	149	149
Other assets	177	185
Total Assets	$7,227	$6,957

Liabilities
Current Liabilities:
Accounts payable	$1,122	$902
Notes payable	507	6
Accrued liabilities	833	874
Total Current Liabilities	2,462	1,782

Long-term debt	2,921	3,421
Deferred income taxes and other	942	967
Total Liabilities	6,325	6,170
Equity	902	787
Total Liabilities and Equity	$7,227	$6,957

	As of
	June 30,	June 30,
Other Financial Data	2014	2013
Working Capital Days
Receivable days	49	51
Inventory days	55	51
Payable days	71	67
Working capital	$1,078	$1,048
Working capital as a % of sales (LTM)	12.9%	13.1%

MASCO CORPORATION
Condensed Consolidated Statement of Cash Flows
and Other Data - Unaudited	(dollars in millions)

	Six Months Ended
	June 30,
	2014	2013
Cash Flows From (For) Operating Activities:
Cash provided by operating activities	$345	$299
Working capital changes	(284)	(240)
Net cash from operating activities	61	59

Cash Flows From (For) Financing Activities:
Purchase of Company common stock	(39)	(35)
Cash dividends paid	(54)	(54)
Dividend paid to noncontrolling interest	(34)	(34)
Issuance of Company common stock	1	—
Increase in debt, net	1	—
Credit Agreement costs	—	(4)
Net cash for financing activities	(125)	(127)

Cash Flows From (For) Investing Activities:
Capital expenditures	(54)	(59)
Other, net	94	121
Net cash from investing activities	40	62

Effects of exchange rate changes on cash and cash investments	(4)	(6)

Cash and Cash Investments:
Decrease for the year	(28)	(12)
At January 1	1,223	1,040
At June 30	$1,195	$1,028

	As of June 30,
	2014	2013
Liquidity
Cash and cash investments	$1,195	$1,028
Short-term bank deposits	228	195
Total Liquidity	$1,423	$1,223

MASCO CORPORATION
Segment Data - Unaudited
For the Three Months and Six Months Ended June 30, 2014 and 2013
(dollars in millions)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014	2013	Change	2014	2013	Change

Cabinets and Related Products
Net sales	$253	$265	-5%	$490	$501	-2%

Operating (loss) profit, as reported	$(8)	$2		$(20)	$(2)
Operating margin, as reported	-3.2%	0.8%		-4.1%	-0.4%

Rationalization charges	—	1		2	3
Accelerated depreciation related to plant closures	—	2		1	4
Operating (loss) profit, as adjusted	(8)	5		(17)	5
Operating margin, as adjusted	-3.2%	1.9%		-3.5%	1.0%

Depreciation and amortization	9	9		18	19

EBITDA, as adjusted	$1	$14		$1	$24

Plumbing Products
Net sales	$849	$802	6%	$1,649	$1,564	5%

Operating profit, as reported	$139	$102		$258	$188
Operating margin, as reported	16.4%	12.7%		15.6%	12.0%

Rationalization charges	—	7		2	8
Accelerated depreciation related to plant closures	—	1		—	1
Operating profit, as adjusted	139	110		260	197
Operating margin, as adjusted	16.4%	13.7%		15.8%	12.6%

Depreciation and amortization	15	15		30	30

EBITDA, as adjusted	$154	$125		$290	$227

Installation and Other Services
Net sales	$384	$357	8%	$719	$669	7%

Operating profit, as reported	$17	$8		$13	$4
Operating margin, as reported	4.4%	2.2%		1.8%	0.6%

Rationalization charges	1	—		1	—
Operating profit, as adjusted	18	8		14	4
Operating margin, as adjusted	4.7%	2.2%		1.9%	0.6%

Depreciation and amortization	7	7		13	14

EBITDA, as adjusted	$25	$15		$27	$18

MASCO CORPORATION
Segment Data - Unaudited
For the Three Months and Six Months Ended June 30, 2014 and 2013
(dollars in millions)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014	2013	Change	2014	2013	Change
Decorative Architectural Products
Net sales	$596	$565	5%	$1,037	$997	4%

Operating profit, as reported	$113	$104		$189	$193
Operating margin, as reported	19.0%	18.4%		18.2%	19.4%

Rationalization charges	—	1		—	1
Operating profit, as adjusted	113	105		189	194
Operating margin, as adjusted	19.0%	18.6%		18.2%	19.5%

Depreciation and amortization	4	4		8	8

EBITDA, as adjusted	$117	$109		$197	$202

Other Specialty Products
Net sales	$178	$160	11%	$330	$294	12%

Operating profit, as reported	$14	$11		$19	$10
Operating margin, as reported	7.9%	6.9%		5.8%	3.4%

Rationalization charges	1	1		1	2
Accelerated depreciation related to plant closures	—	2		—	4
Operating profit, as adjusted	15	14		20	16
Operating margin, as adjusted	8.4%	8.8%		6.1%	5.4%

Depreciation and amortization	4	2		9	5

EBITDA, as adjusted	$19	$16		$29	$21

Total
Net sales	$2,260	$2,149	5%	$4,225	$4,025	5%

Operating profit, as reported - segment	$275	$227		$459	$393
General corporate expense, net (GCE)	(35)	(39)		(67)	(73)
Operating profit, as reported	240	188		392	320
Operating margin, as reported	10.6%	8.7%		9.3%	8.0%

Rationalization charges - segment	2	10		6	14
Accelerated depreciation - segment	—	5		1	9
Rationalization charges - GCE	7	3		7	3
Operating profit, as adjusted	249	206		406	346
Operating margin, as adjusted	11.0%	9.6%		9.6%	8.6%

Depreciation and amortization - segment	39	37		78	76
Depreciation and amortization - non-operating	3	3		6	6

EBITDA, as adjusted	$291	$246		$490	$428

MASCO CORPORATION
North American and International Data - Unaudited
For the Three Months and Six Months Ended June 30, 2014 and 2013
(dollars in millions)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014	2013	Change	2014	2013	Change

North American
Net sales	$1,843	$1,765	4%	$3,399	$3,275	4%

Operating profit, as reported	$216	$185		$345	$325
Operating margin, as reported	11.7%	10.5%		10.2%	9.9%

Rationalization charges	2	6		5	7
Accelerated depreciation related to plant closures	—	3		1	5
Operating profit, as adjusted	218	194		351	337
Operating margin, as adjusted	11.8%	11.0%		10.3%	10.3%

Depreciation and amortization	29	29		58	60

EBITDA, as adjusted	$247	$223		$409	$397

International
Net sales	$417	$384	9%	$826	$750	10%

Operating profit, as reported	$59	$42		$114	$68
Operating margin, as reported	14.1%	10.9%		13.8%	9.1%

Rationalization charges	—	4		1	7
Accelerated depreciation related to plant closures	—	2		—	4
Operating profit, as adjusted	59	48		115	79
Operating margin, as adjusted	14.1%	12.5%		13.9%	10.5%

Depreciation and amortization	10	8		20	16

EBITDA, as adjusted	$69	$56		$135	$95

Total
Net sales	$2,260	$2,149	5%	$4,225	$4,025	5%

Operating profit, as reported - segment	$275	$227		$459	$393
General corporate expense, net (GCE)	(35)	(39)		(67)	(73)
Operating profit, as reported	240	188		392	320
Operating margin, as reported	10.6%	8.7%		9.3%	8.0%

Rationalization charges - segment	2	10		6	14
Accelerated depreciation - segment	—	5		1	9
Rationalization charges - GCE	7	3		7	3
Operating profit, as adjusted	249	206		406	346
Operating margin, as adjusted	11.0%	9.6%		9.6%	8.6%

Depreciation and amortization - segment	39	37		78	76
Depreciation and amortization - non-operating	3	3		6	6

EBITDA, as adjusted	$291	$246		$490	$428